Bank Loans - Schedule of Repayment for the Bank Loans (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Sep. 30, 2023
Schedule of Repayment for the Bank Loans [Abstract]
2025	$ 1,567,487
2026	840,743
2027	71,249
2028	854,994
Total	$ 3,334,473	$ 3,207,237